Execution Version

Amendment No. 1 to the Investment Management Agreement

This Amendment No. 1, dated as of February 9, 2023 and effective as of January 1, 2023, to the Investment Management Agreement (as defined below) (the “Amendment”) is entered into by and between BlackRock California Municipal Income Trust (the “Trust”), a Delaware statutory trust, and BlackRock Advisors, LLC (the “Advisor”), a Delaware limited liability company.  Capitalized terms used herein and not otherwise defined shall have the meaning as set forth in the Investment Management Agreement.

WHEREAS, the Trust and the Advisor have entered into an Investment Management Agreement dated September 29, 2006 (the “Investment Management Agreement”) pursuant to which the Advisor agreed to act as investment advisor to the Trust; and

WHEREAS, Section 9 of the Investment Management Agreement provides that the Trust will pay to the Advisor a monthly fee in arrears at an annual rate equal to 0.60% of the average weekly value of the Trust’s Managed Assets (as defined in the Investment Management Agreement) (the “Investment Advisory Fee”); and

WHEREAS, pursuant to a letter from the Advisor to the Trust dated February 1, 2010, the Advisor agreed to reduce the Investment Advisory Fee to a monthly fee in arrears at an annual rate equal to 0.58% of the average weekly value of the Trust’s Managed Assets; and

WHEREAS, the Investment Management Agreement provides that the Investment Management Agreement may be changed only by an instrument in writing signed by the party against which enforcement of the change is sought and any amendment of the Investment Management Agreement shall be subject to the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Board of Trustees, including a majority of those Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, specifically approved this Amendment at a meeting held on January 23, 2023.

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.     The Investment Management Agreement is hereby amended by deleting Section 9 and replacing it with the following:

9.         Compensation of the Advisor. The Trust agrees to pay to the Advisor and the Advisor agrees to accept as full compensation for all services rendered by the Advisor as such, a monthly fee (the “Investment Advisory Fee”) in arrears at an annual rate equal to 0.55% of the average weekly value of the Trust’s Managed Assets. “Managed Assets” means the total assets of the Trust minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage). For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

2.     Except to the extent supplemented hereby, the Investment Management Agreement shall remain unchanged and in full force and effect, and is hereby ratified and confirmed in all respects as supplemented hereby.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Investment Management Agreement to be executed by their officers designated below as of the day and year first above written.

BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST

By:	/s/ John M. Perlowski
	Name:	John M. Perlowski
	Title:	President and Chief Executive Officer

BLACKROCK ADVISORS, LLC

By:	/s/ Trent Walker
	Name:	Trent Walker
	Title:	Managing Director

[Signature Page to Amendment No. 1 to BFZ Investment Management Agreement]